UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

QUANTUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, Suite 800, San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01          Completion of Acquisition or Disposition of Assets.

          As previously reported in a Current Report on Form 8-K filed on January 10, 2005, Certance Holdings (“Certance Holdings”) became a wholly owned subsidiary of Quantum on January 5, 2005, pursuant to an Agreement and Plan of Merger, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on October 25, 2004.

          The total purchase price for the acquisition was approximately $60 million in cash.

         This Amendment No. 1 to the Current Report on Form 8-K filed on January 10, 2005 is being filed to include financial statements of Certance Holdings as required by Item 9.01(a) of Form 8-K, and pro forma financial information as required by Item 9.01(b) of Form 8-K.

Item 9.01          Financial Statements and Exhibits.

     (a)     Financial statements of businesses acquired.

               The following financial statements of Certance Holdings and related entities are being filed with this report as Exhibit 99.1:

(1)	Report of Independent Registered Public Accounting Firm
(2)	Consolidated Balance Sheets as of July 2, 2004 and June 27, 2003
(3)	Consolidated Income Statements for the years ended July 2, 2004, June 27, 2003, and June 28, 2002
(4)	Consolidated Statements of Cash Flows for the years ended July 2, 2004, June 27, 2003 and June 28, 2002
(5)	Consolidated Statements of Shareholder’s Equity for the years ended July 2, 2004, June 27, 2003 and June 28, 2002
(6)	Notes to Consolidated Financial Statements.

               The following financial statements of Certance Holdings and related entities are being filed with this report as Exhibit 99.2:

(1)	Consolidated Balance Sheets as of December 31, 2004 (unaudited) and July 2, 2004
(2)	Consolidated Income Statements for the six months ended December 31, 2004 (unaudited) and January 2, 2004 (unaudited)
(3)	Consolidated Statements of Cash Flows for the six months ended December 31, 2004 (unaudited) and January 2, 2004 (unaudited)
(4)	Notes to Consolidated Financial Statements.

     (b)     Pro forma condensed combined financial statements

               The following pro forma financial information is being filed with this report as Exhibit 99.3

(1)	Unaudited pro forma condensed combined balance sheet as of December 26, 2004
(2)	Unaudited pro forma condensed combined statements of operations for the nine months ended December 26, 2004 and the year ended March 31, 2004
(3)	Notes to unaudited pro forma condensed combined financial statements.

     (c)     Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Financial statements listed in Item 9.01 (a)
99.2	Financial statements listed in Item 9.01 (a)
99.3	Financial statements listed in Item 9.01 (b)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/EDWARD J. HAYES, JR.
Edward J. Hayes, Jr. Executive Vice President and Chief Financial Officer

Dated:    March 9, 2005

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Financial statements listed in Item 9.01 (a)
99.2	Financial statements listed in Item 9.01 (a)
99.3	Financial statements listed in Item 9.01 (b)